PARADIGM FUNDS

Paradigm Value Fund

Paradigm Opportunity Fund

Paradigm Select Fund

Paradigm Capital Appreciation Fund

Supplement dated October 1, 2007

to the Statement of Additional Information

dated August 15, 2007

STATEMENT OF ADDITIONAL INFORMATION

August 15, 2007

DESCRIPTION OF THE TRUST AND THE FUND

The Paradigm Value Fund was organized as a non-diversified series of Paradigm Funds (the "Trust") on September 13, 2002 and commenced operations on January 1, 2003.  The Paradigm Opportunity Fund and the Paradigm Select Fund were organized as non-diversified series of the Trust on December 10, 2004 and commenced operations on January 1, 2005.  The Paradigm Capital Appreciation Fund was organized as a non-diversified series of Paradigm Funds on November 29, 2006 and commenced operations on January 1, 2007.  Effective October 1, 2007 the Paradigm Value Fund, the Paradigm Opportunity Fund, the Paradigm Select Fund, and the Paradigm Capital Appreciation became diversified funds.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.  The Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by a “2”.

Interested Trustee and Officers

Name, Address[1] and Year of Birth	Position(s) Held with Paradigm Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Trustee	Other Directorships Held by the Trustee
Candace King Weir[2] (1944)	President and Trustee	Indefinite Term, Since 2002	Investment Manager of PCM Ventures International, LLC (November 2001 - current) and PCM Ventures II, LLC (June 2003 - current); Investment Manager and principal of PCM Ventures LLC (January 1997 - current); Director and President of Paradigm Capital Management, Inc. (1993 - current); Director and President of C.L. King & Associates, a registered broker dealer (1972 - current); CEO, Portfolio Manager and Member of PCM Advisors LLC (December 2004 - current). CEO and Member of Paradigm Funds Advisor LLC (July 2005 - current).	4	None
John V. Gulick (1972)	Chief Compliance Officer	Indefinite Term, Since 2006

Vice President and Chief Compliance Officer of Paradigm Funds Advisor LLC and affiliated advisors (February 2007 – current), Compliance Officer of Paradigm Capital Management, Inc. (April 2005 - current); Senior Compliance Analyst of GE Asset Management, Inc. (February 2001 - March 2005).

				N/A	N/A
Charles J. DiVencenzo, Jr. (1960)	Secretary	Indefinite Term, Since 2006

Senior Vice President and Chief Operating Officer of Paradigm Funds Advisor LLC and affiliated advisors (January 2006 - current); Vice President of The Hartford (Investment Products Division) (April 1998 - January 2006).

				N/A	N/A
Robert A. Benton, CPA (1954)	Treasurer and Chief Financial Officer	Indefinite Term, Since 2002

Senior Vice President and Chief Financial Officer of Paradigm Funds Advisor LLC and affiliated advisors (January 2007 – current),  Senior Vice President and Chief Financial Officer of C.L. King & Associates, a registered broker dealer (February 2001 - current); Senior Vice President and Chief Financial Officer of Paradigm Capital Management, Inc. (February 2001 - March 2004).

				N/A	N/A

Independent  Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Paradigm Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Trustee	Other Directorships Held by the Trustee
Carl A. Florio, CPA[3] (1948)	Trustee	Indefinite Term, Since 2005	Eastern Regional President of First Niagara Bank (2005 - current); President and Chief Executive Officer of Hudson River Bank & Trust Company (1996 - 2005).	4	Director, American Bio Medical; Director, Hudson River Bank & Trust Co. Foundation
Lewis Golub[4] (1931)	Trustee	Indefinite Term, Since 2002	Chairman of the Board, Golub Corporation - DBA Price Chopper Supermarkets (1950 - current).	4	Director, Racemark Int'l; Director, TaylorMade, Inc.; Director, DOT Foods, Inc.
Anthony J. Mashuta (1956)	Trustee	Indefinite Term, Since 2004	President and Chairman of the Board of Cool Insuring Agency, Inc. (1988 - current).	4	Director, Proctor’s Theatre
William P. Phelan[5] (1956)	Trustee	Indefinite Term, Since 2007	Chief Executive Officer of Flatburger Technologies (2006 – current); Chief Executive Officer of OneMade, Inc. (1999 – 2004).	4	Director, MTI Micro

1 The address of each trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, NY 12207.

2 Candace King Weir is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Trust's investment advisor, Paradigm Funds Advisor LLC.

3 Carl A. Florio is a member of the Board of Directors of a non-profit foundation that recently retained Paradigm Capital Management, Inc. to manage a portion of the foundation's assets. Candace King Weir is a Director and the President of Paradigm Capital Management, Inc.; and an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

4 Lewis Golub is a limited partner in PCM Partners, LP II.  As of December 31, 2006 he owned 0.80% of the PCM Partners, LP II partnership, the value of which was $2.3 million.  Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

5 William P. Phelan is a limited partner in PCM Partners, LP II.  As of December 31, 2006 he owned 0.62% of the PCM Partners, LP II partnership, the value of which was $1.8 million.  Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.